DEBTOR:   BROTHERS GOURMET COFFEES, INC. AND                    ACCRUAL BASIS-1
AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                    OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                               MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING FEBRUARY 19, 1999


                                               Document   Previously    Explanation
     Required attachments                      Attached   Submitted      Attached
     1.  Tax Receipts                             ( )         ( )          (X)

     2.  Bank Statements                          (X)         ( )          ( )

     3.  Most recently filed                      ( )         (X)          ( )
          Income Tax Return

     4.  Most recent Annual Financial             ( )         (X)          ( )
          Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                 Vice President Finance
/s/ Barry Bilmes                                    and Administration
---------------------------------------     -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE


BARRY BILMES                                             3/19/99
---------------------------------------     -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE



PREPARER:


---------------------------------------     -----------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE


---------------------------------------     -----------------------------------
PRINTED NAME OF PREPARER                                   DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-2
AFFILIATED DEBTORS

                             COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                    FIRST QUARTER

   ASSETS - SEE EXHIBIT 1                        MONTH       MONTH      MONTH
   1. CASH
   2. ACCOUNTS RECEIVABLE
   3. INVENTORY
   4. NOTES RECEIVABLE
   5. PREPAID EXPENSES
   6. OTHER (ATTACH LIST)
   7. TOTAL CURRENT ASSETS
   8. PROPERTY, PLANT & EQUIPMENT
   9. LESS ACCUMULATED
      DEPRECIATION/DEPLETION
   10. NET PROPERTY, PLANT &
       EQUIPMENT
   11. DUE FROM AFFILIATES & INSIDERS
   12. INTANGIBLES (ATTACH LIST)
   13. OTHER (ATTACH LIST)
   14. TOTAL ASSETS
   POSTPETITION LIABILITIES
   15. ACCOUNTS PAYABLE
   16. TAXES PAYABLE
   17. NOTES PAYABLE
   18. PROFESSIONAL FEES
   19. SECURED DEBT
   20. DUE TO AFFILIATES & INSIDERS
   21. OTHER (ATTACH LIST)
   22. TOTAL POSTPETITION
       LIABILITIES
   PREPETITION LIABILITIES
   23. SECURED DEBT
   24. PRIORITY DEBT
   25. UNSECURED DEBT
   26. OTHER (ATTACH LIST)
   27. TOTAL PREPETITION LIABILITIES
   28. TOTAL LIABILITIES
   EQUITY
   29. PREPETITION OWNERS' EQUITY
   30. POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)
   31. TOTAL EQUITY (DEFECIT)
   32. TOTAL LIABILITIES &
       OWNERS' EQUITY


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-3
AFFILIATED DEBTORS


                                  INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                    FIRST QUARTER

    REVENUES - SEE EXHIBIT 2                   MONTH       MONTH       MONTH
    1.  GROSS REVENUES
    2.  LESS:  RETURNS & DISCOUNTS
    3.  NET REVENUE
    COST OF GOODS SOLD
    4.  BEGINNING INVENTORY
    5.  ADD:  PURCHASES
    6.  LESS:  ENDING INVENTORY
    7.  TOTAL COST OF GOODS SOLD
    8.  GROSS PROFIT
    OPERATING EXPENSES
    9.  OFFICER/INSIDER COMPENSATION
    10. DIRECT LABOR/SALARIES
    11. PAYROLL TAXES
    12. RENT & LEASE EXPENSE
    13. INSURANCE
    14. DEPRECIATION/DEPLETION/AMORTIZATION
    15. GENERAL & ADMINISTRATIVE
    16. OTHER (ATTACH LIST)
    17. TOTAL OPERATING EXPENSE
    18. OPERATING INCOME
    OTHER INCOME & EXPENSES
    19. OTHER INCOME (ATTACH LIST)
    20. OTHER EXPENSES (ATTACH LIST)
    21. INTEREST EXPENSE
    22. OTHER (ATTACH LIST)
    23. NET OTHER INCOME & EXPENSES
    REORGANIZATION EXPENSES
    24. PROFESSIONAL FEES
    25. U.S. TRUSTEE FEES
    26. OTHER (ATTACH LIST)
    27. TOTAL REORGANIZATION EXPENSES
    28. INCOME TAX
    29. NET PROFIT (LOSS)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-4
AFFILIATED DEBTORS


                                                          BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974              ACCOUNT NO.:
                                                          ACCOUNT TYPE:

   CASH RECEIPTS AND                             MONTH       MONTH      MONTH
   DISBURSEMENTS - SEE EXHIBIT 3
   1.  CASH-BEGINNING OF MONTH

                                      RECEIPTS
   2.  CASH SALES
   3.  COLLECTION OF ACCOUNTS RECEIVABLE
   4.  LOANS & ADVANCES (ATTACH LIST)
   5.  SALE OF ASSETS
   6.  OTHER (ATTACH LIST)
   7.  TOTAL RECEIPTS
   8.  TOTAL CASH AVAILABLE


                            CURRENT MONTH DISBURSEMENTS

   CHECK
   NUMBER        DATE           PAYEE                   PURPOSE             AMOUNT





              TOTAL DISBURSEMENTS FROM BANK ACCOUNT
              END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-5
AFFILIATED DEBTORS


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4

                              0 - 30 days old
                              31 - 60 days old
                              61 - 90 days old
                              91+ days old
                              TOTAL ACCOUNTS RECEIVABLE
                              AMOUNTS CONSIDERED UNCOLLECTIBLE
                              ACCOUNTS RECEIVABLE (NET)


AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5

                                   0-30     31-60     61-90     91+
                                   DAYS     DAYS      DAYS      DAYS     TOTAL
    ACCOUNTS PAYABLE


STATUS OF POST PETITION TAXES - SEE EXHIBIT 6

                      BEGINNING     WITHHELD             ENDING
                        TAX         AND/OR    AMOUNT      TAX      DELINQUENT
                      LIABILITY*    ACCRUED    PAID    LIABILITY     TAXES
FEDERAL
WITHHOLDING**
FICA-EMPLOYEE**
FICA-EMPLOYER**
UNEMPLOYMENT
INCOME
OTHER (ATTACH LIST)
TOTAL FEDERAL TAXES
STATE AND LOCAL
WITHHOLDING
SALES
EXCISE
UNEMPLOYMENT
REAL PROPERTY
PERSONAL PROPERTY
OTHER (ATTACH LIST)
TOTAL STATE AND LOCAL
TOTAL TAXES


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-6
AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                 MONTH:
BANK RECONCILIATION - SEE EXHIBIT 7
                                                 ACCOUNT #1       ACCOUNT #2    ACCOUNT #3      TOTAL
A.  BANK:
B.  ACCOUNT NUMBER:                                                                                              TOTAL
C.  PURPOSE (TYPE):
1.  BALANCE PER BANK STATEMENT
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
3.  SUBTRACT:  OUTSTANDING CHECKS
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
5.  MONTH END BALANCE PER BOOKS
6.  NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS
                                                 DATE OF           TYPE OF      PURCHASE       CURRENT
BANK ACCOUNT NAME & NUMBER                       PURCHASE        INSTRUMENT       PRICE         VALUE

7.
8.
9.
10.
11. TOTAL INVESTMENTS


CASH
12. CURRENCY ON HAND

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-7
AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                 INSIDERS - SEE EXHIBIT 8
                                                                                               CUMULATIVE
                                                                   TYPE OF       AMOUNT          UNPAID
           NAME                                   POSITION         PAYMENT        PAID           BALANCE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS


                    PROFESSIONALS - SEE EXHIBIT 9

                                  TYPE          DATE OF COURT
                                   OF         ORDER AUTHORIZING     AMOUNT       AMOUNT         TOTAL PAID
           NAME               PROFESSIONAL         PAYMENT         APPROVED       PAID            TO DATE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS


ADEQUATE PROTECTION PAYMENTS

                                                  SCHEDULED        AMOUNTS
                                                   MONTHLY           PAID                   TOTAL
                                                  PAYMENTS          DURING                 UNPAID
NAME OF CREDITOR                                     DUE            MONTH               POSTPETITION

                       THE DEBTOR MADE NO ADEQUATE PROTECTION

                            PAYMENTS IN FEBRUARY 1999.


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-8
AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

QUESTIONNAIRE
                                                                                                   YES            NO
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL
    COURSE OF BUSINESS THIS REPORTING PERIOD?                                                                      X
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A
    DEBTOR IN POSSESSION ACCOUNT?                                                                                  X
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                         X
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                 X (a)
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                       X (b)
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                   X
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                   X
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                               X
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                     X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                     X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                             X (c)
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(b) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions

INSURANCE                                                              YES            NO

 1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                            X
 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                              X
 3. PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       INSURANCE POLICIES - SEE EXHIBIT 10
TYPE OF                                                                              PAYMENT AMOUNT
POLICY                               CARRIER                    PERIOD COVERED        & FREQUENCY




DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                      ACCRUAL BASIS-9
AFFILIATED DEBTORS

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

                              PERSONNEL
                                                                          FULL/PART TIME
1.  Total number of employees at beginning of period                             223
2.  Number of employees hired during the period                                    5
3.  Number of employees terminated or resigned during the period                   6
4.  Total number of employees on payroll at end of period                        222



                           CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:


DATE OF CHANGE:__________________________


NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                   CONSOLIDATED BALANCE SHEET - UNAUDITED
                           AS OF FEBRUARY 19, 1999
                                   ($000's)

Current Assets:
     Petty cash                                                                   $       2
     Cash in bank                                                                     1,303
     Accounts receivable                                                              4,901
     Inventories                                                                      4,745
     Prepaid expenses and other assets                                                  224
                                                                                  ---------
     Current assets                                                                  11,175

Plant and Equipment, net                                                             11,482

Other Assets:
     Debt acquisition costs                                                           1,096
     Prepaid promotional expenses                                                     2,235
     Other assets                                                                       502
                                                                                  ---------
     Total assets                                                                 $  26,490
                                                                                  ---------
                                                                                  ---------

Current Liabilities:
     Accounts payable (post-petition)                                             $     511
     Accrued expenses (post-petition)                                                 3,209
     Term loan note                                                                  15,493
     Revolving loan                                                                     753
                                                                                  ---------
     Current liabilities                                                             19,966

Long Term Liabilities:
     Long-term debt (pre-petition)                                                   12,319

Liabilities Subject to Compromise:
     Current maturities of long term debt and capital lease (pre-petition)               13
     Accounts payable (pre-petition)                                                  5,905
     Accrued expenses (pre-petition)                                                  1,583
     Accrued loss on future purchase commitments (pre-petition)                         154
     Allowance for operating losses of discontinued segment (pre-petition)            1,919
                                                                                  ---------
     Liabilities subject to compromise                                                9,574

Minority interests                                                                       50

Shareholders' Equity:
     Common stock                                                                         1
     Additional paid-in capital                                                     151,693
     Accumulated deficit in earnings                                               (166,663)
     Treasury stock                                                                    (450)
                                                                                  ---------
     Total Shareholders' Equity                                                     (15,419)
                                                                                  ---------
     Total Liabilities and Shareholders' Equity                                   $  26,490
                                                                                  ---------
                                                                                  ---------


                                   Exhibit 1

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                 CONSOLIDATED INCOME STATEMENT - UNAUDITED
                   FOR THE MONTH ENDED FEBRUARY 19, 1999
                                    ($000's)

Sales                                            $ 3,892
Cost of goods sold                                 2,208
                                                 -------
Gross profit                                       1,684

Operating expenses
     Customer                                        504
     Sales                                           181
     Distribution                                    376
     Marketing                                        99
     General administrative                          805
     MIS administrative                               78
                                                 -------
     Total operating expenses                      2,043

Operating income (loss)                             (359)

Interest expense                                     151
Debt acquisition and restructuring costs               -
Other (income) expense                                 -
Purchase commitment (gains) losses                   (52)
                                                 -------
Net income (loss)                                $  (458)
                                                 -------
                                                 -------


                                   Exhibit 2

           BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
               POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                   FOR THE MONTH ENDED FEBRUARY 19, 1999
                                 ($000's)

                                                 1/23/99
                                                 2/19/99
                                                 -------
RECEIPTS:
     Lockbox                                     $ 4,110
     Credit Card                                       1
     Other                                            27
                                                 -------
                                                   4,138

DISBURSEMENTS:
     Green Coffee                                  1,350
     Packaging & Flavoring                           460
     Payroll & Benefits                              724
     Plant Overhead                                   92
     Customer Expenses                               401
     Distribution Costs                              225
     Sales Costs                                      32
     Marketing                                        35
     Management Info. Systems                         13
     Administrative                                  119
     Professional Fees                                 1
     Interest Expense & Bank Fees                    153 (a)
     Slotting Fees                                     1
     Capital Expenditures                             73
     Other                                             1
                                                 -------
         Total Disbursements                       3,680

Net Cash Flow Prior to Goldman Activity              458
     Cash to Goldman                              (3,820)
     Cash from Goldman                             4,203
                                                 -------
Net Cash Flow                                        841
Beginning Cash                                      (194)
                                                 -------
     Ending Cash Before Float                        647
     Outstanding Check Float                         613
                                                 -------
Cash Ledger Balance per Bank                     $ 1,260
                                                 -------
                                                 -------

GOLDMAN DIP:
Beginning Balance                                $   370
Drawdowns                                          4,203
Paybacks                                          (3,820)
                                                 -------
   Ending Balance                                $   753
                                                 -------
                                                 -------


NOTES:

(a) $85,967 of interest paid during the week of 1/23 through 1/29 was retroactively charged by Goldman Sachs Credit Partners to the week of 1/16 through 1/22.

                                   Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                             AS OF FEBRUARY 19, 1999
                                   ($000's)


                                 Past Due                                         Allowance for
               -------------------------------------------     Total Accounts    Returns and Bad     Net Accounts
0 - 30 Days    30 - 60 Days    60 - 90 Days    Over 90 (a)        Receivable          Debts           Receivable
-----------    ------------    ------------    -----------     --------------    ---------------     ------------
 $ 3,669        $ 621             $ 197          $ 846             $ 5,333           $ (432)             $ 4,901


NOTES:

(a) The Debtor has subsequently collected approximately $129 of this past-due amount.

                                   Exhibit 4

                             AS OF FEBRUARY 19, 1999
              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS PAYABLE
                             AS OF FEBRUARY 19, 1999
                                    ($ 000's)

                                                          Total
                                                         Accounts
0-30 Days      31-60 Days     61-90 Days     91+ Days    Payable
---------      ----------     ----------     --------    -------
$ (539)          $ 11             $ 99         $ 309     $ (121) (a)

 Outstanding Checks, Chase Account No. 312-7934031-66       599

 Outstanding Checks, FUNB Account No. 2079900003505          33
                                                         ------
 Total Accounts Payable                                  $  511
                                                         ------
                                                         ------


NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

                                   Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                           STATUS OF POST-PETITION TAXES
                             AS OF FEBRUARY 19, 1999
                                    ($000's)

                                  Beginning       Amount Withheld       Amount      Ending Tax     Delinquent
                                 Tax Liabiliy       Or Accrued          Paid         Liability        Taxes
                                 ------------     ---------------       ------      ----------     ----------
FEDERAL
Withholding (a)                  $  38.4            $ 36.5             $ 38.5          $  36.4          $ -
Unemployment (a)                     1.0               0.5                0.9              0.6            -
                                 ---------------------------------------------------------------------------
       TOTAL FEDERAL                39.4              37.0               39.4             37.0            -

STATE
Withholding (a)                      2.1               0.9                0.9              2.0            -
Unemployment (a)                     2.1               2.1                3.0              1.1            -
Income                               3.1                 -                  -              3.1            -
Property                           137.8              29.7               42.9            124.6            -
Sales                               67.2              11.3                5.7             72.8            -
Franchise (b)                       97.7              12.0               (5.9)           115.7            -
                                 ---------------------------------------------------------------------------
       TOTAL STATE AND LOCAL       310.0              56.0               46.6            319.3            -
                                 ---------------------------------------------------------------------------
       TOTAL TAXES               $ 349.4            $ 93.0             $ 86.0          $ 356.3          $ -
                                 ---------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                   Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                              BANK RECONCILIATION
                            AS OF FEBRUARY 19, 1999
                                   ($000's)

                                            ACCOUNT #1         ACCOUNT #2      ACCOUNT # 3         ACCOUNT #4         ACCOUNT #5
------------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                      FUNB              CHASE            CHASE               FUNB               FUNB
B.  ACCOUNT NUMBER:                        2000000482626                     312-7934031-66      2079900003505       2155300194336
C.  PURPOSE (TYPE):                         DEPOSITORY         DEPOSITORY       CHECKING            CHECKING            PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                  $ 98.1         $469.1              $ 645.7            $ 82.4              $ 72.8
2.  ADD: TOTAL DEPOSITS NOT CREDITED               0.0            0.0                  0.0               0.0                 0.0
3.  SUBTRACT: OUTSTANDING CHECKS                   0.0            0.0               (599.1)            (33.1)              (72.5)
4.  OTHER RECONCILING ITEMS                       (9.5)          (9.3)                20.2               0.0                 0.2
5.  MONTH END BALANCE PER BOOKS                 $ 88.6         $459.8               $ 66.8            $ 49.3               $ 0.5
6.  NUMBER OF LAST CHECK WRITTEN


                                         ACCOUNT #6         ACCOUNT #7         ACCOUNT #8
---------------------------------------------------------------------------------------------------------------
A.  BANK:                                   FUNB               FUNB               FUNB
B.  ACCOUNT NUMBER:                     2090000011463     2090000011450       2090000802410         TOTAL
C.  PURPOSE (TYPE):                      DEPOSITORY         DEPOSITORY          CHECKING
---------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT             $ 1.4             $ 1.4               $ 3.3               $1,374.2
2.  ADD: TOTAL DEPOSITS NOT CREDITED         0.0               0.0                 2.5                    2.5
3.  SUBTRACT: OUTSTANDING CHECKS             0.0               0.0                (0.7)                (705.4)
4.  OTHER RECONCILING ITEMS                  0.0               0.0                (2.5)                  (0.9)
5.  MONTH END BALANCE PER BOOKS            $ 1.4             $ 1.4               $ 2.6               $  670.4
6.  NUMBER OF LAST CHECK WRITTEN

                                       Outstanding Checks, Chase 312-7934031-66                         599.1
                                       Outstanding Checks, FUNB 2079900003505                            33.1
                                       Month End Balance Per Books                                   $1,302.6



NOTES:

FUNB - First Union National Bank

                                   Exhibit 7

           BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          DISTRIBUTIONS TO INSIDERS
                               FEBRUARY 1999

                                           Director's                                   Other                              Total
                             Salary (a)      Fees          Bonus      Severance      Expense (b)     Auto     401(K)     Payments
                             ----------    ----------      -----      ---------      -----------     ----     ------     --------
Directors:

Aburdene, Elias              $      -                       $ -         $ -          $     -          $ -     $   -      $      -
Bolduc, J.P.                        -                         -           -                -            -         -             -
Moore, James                        -                         -           -                -            -         -             -
Rudy, Ray                           -            -            -           -                -            -         -             -

Officers:
Breen, Donald                  19,403            -            -           -            4,186            -       192        23,781
Bilmes, Barry                   9,755            -            -           -                -            -       144         9,899
Pennington, Linda               8,151            -            -           -                -            -         -         8,151
Davis, Eric                     7,055            -            -           -                -            -        87         7,142

Schoonover, Randy                  54            -            -           -                -            -         -            54
                             --------          ---          ----        ----         -------          ---     -----      --------
                             $ 44,418          $ -          $ -         $ -          $ 4,186          $ -     $ 423      $ 49,027
                             --------          ---          ----        ----         -------          ---     -----      --------
                             --------          ---          ----        ----         -------          ---     -----      --------


NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.

(b) Meals, travel expenses, etc.

                                   Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                        PAYMENTS TO PROFESSIONALS (a)(b)
                               FEBRUARY 1999

Name                                   Total


                                       ------
                                       $    -
                                       ------
                                       ------


NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.

(b) No payments were made to professionals during the fiscal month of February.

                                   Exhibit 9

     Type of Policy                   Term                    Carrier            Annual Premium    Frequency
     --------------                   ----                    -------            --------------    ---------
                                                                                   $158,445         Monthly
Package                           7/1/98-6/30/99        Royal & Sun Alliance
                                                                                    $19,166         Monthly
TX Auto                           7/1/98-6/30/99        Royal & Sun Alliance
                                                                                     $2,500         Monthly
Foreign Liability                 7/1/98-6/30/99        Royal & Sun Alliance
                                                                                   $199,875         Monthly
Workers' Compensation             7/1/98-6/30/99        Royal & Sun Alliance
                                                                                    $24,673         Monthly
CA Worker's Compensation          7/1/98-6/30/99        Royal & Sun Alliance
                                                                                    $20,042         Monthly
Umbrella - $10 million            7/1/98-6/30/99        Royal & Sun Alliance
                                                                                    $15,500         Annually
Umbrella - $15 million            7/1/98-6/30/99        Royal & Sun Alliance
                                                                                    $20,000        Bi-monthly
Directors and Officers            2/25/99-4/25/99       National Union


                                   Exhibit 10

                 BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                           FOR THE MONTH ENDED FEBRUARY 19, 1999

ACCOUNT # 2
CHASE
DEPOSITORY

Beginning Balance                      $   179,163
Lockbox Receipts                         4,109,964
First Union Transfer                             -
Goldman Withdrawals                     (3,820,031)
                                       ------------
Ending Balance                         $   469,097
                                       ------------
                                       ------------


NOTES:

Pursuant to the terms of the DIP financing agreement, this depository account is in the name of Goldman Sachs Credit Partners, L.P. Consequently, Brothers Gourmet Coffees, Inc. does not receive formal bank statements.

The Debtor receives daily lock box deposit amounts from Chase and daily withdrawal amounts from Goldman Sachs Credit Partners, L.P.

Information Request

PAYMENTS MADE IN NOVEMBER AND DECEMBER

                  Directors:

                  Aburdene, Elias
                  Bolduc, J.P.
                  Moore, James
                  Rudy, Ray

                  Officers:
                  Breen, Donald
                  Bilmes, Barry
                  Pennington, Linda
                  Davis, Eric

                  Brownstein, Hyatt, Farber
                    & Strickland P.C.

                  Schoonover, Randy